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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 25, 2005

                       FLORIDA EAST COAST INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

               001-08728                           59-2349968
       (Commission File Number)         (IRS Employer Identification No.)

      One Malaga St., St. Augustine, FL              32084
   (Address of Principal Executive Offices)        (Zip Code)

                                  904-829-3421
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 (B) - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 25, 2005, Florida East Coast Industries, Inc. (FECI) announced that Robert F. MacSwain advised the Company he will retire effective June 15, 2005. FECI added that Mr. MacSwain's responsibilities will be transitioned to other executives in the organization.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits:

Exhibit No.          Description
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   99.1              Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Florida East Coast Industries, Inc.

                                     BY: /s/ Heidi J. Eddins
                                         --------------------------------------
                                         Heidi J. Eddins
                                         Executive Vice President,
                                         General Counsel & Corporate Secretary

Dated:    May 25, 2005

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                                INDEX TO EXHIBITS

Exhibit No.          Description
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   99 .1             Press Release